UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No __)

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

NEW ALTERNATIVES FUND, INC.

(Name of Registrant as Specified in Its Charter)

____________________________________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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[ X ]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NEW ALTERNATIVES FUND, INC.
150 Broadhollow Road
Suite PH2
Melville, NY 11747

____________________________________________________

 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 25, 2009

To the Shareholders:

NOTICE IS HEREBY GIVEN that the ANNUAL MEETING OF SHAREHOLDERS (the “Meeting”) of New Alternatives Fund, Inc. (the “Fund”) will be held on Friday, September 25, 2009 at 3:00 p.m. (Eastern time), at 150 Broadhollow Road, Suite PH2, Melville, NY 11747. The Meeting is being held to consider and vote on the following proposals:

Proposal 1:	To elect seven (7) Directors to serve for the ensuing year.

Proposal 2:	To transact such other business as may properly come before the Meeting and any adjournments thereof.

Shareholders of record of the Fund at the close of business on August 3, 2009 (the “Record Date”) are entitled to notice of, and to vote on, the proposals at the Meeting or any adjournment thereof.  The accompanying Proxy Statement contains more information about the proposals referred to above.

Shareholders are cordially invited to attend the Meeting in person.  If you plan to attend the Meeting, please indicate your intention on the enclosed proxy card and return it promptly in the enclosed envelope.  Whether you will be able to attend or not, PLEASE VOTE so that a quorum will be present at the Meeting.

You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided.  If you have any questions before you vote, please contact the Fund by calling toll-free 1-800-423-8383.

August 17, 2009	By Order of the Board of Directors
Melville, NY
Maurice L. Schoenwald
Secretary

NEW ALTERNATIVES FUND, INC.

PROXY STATEMENT

150 Broadhollow Road
Suite PH2
Melville, NY 11747

ANNUAL MEETING OF SHAREHOLDERS
__________________

August 17, 2009

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of New Alternatives Fund, Inc. (the “Fund”).  The proxies will be voted at the Annual Meeting of Shareholders of the Fund (the “Meeting”) to be held on Friday, September 25, 2009 at 3:00 p.m. (Eastern time), at 150 Broadhollow Road, Suite PH2, Melville, NY 11747.

It is expected that this Proxy Statement, the accompanying Notice of Annual Meeting of Shareholders and the proxy card will be first mailed to shareholders on or about August 17, 2009.

The close of business on August 3, 2009 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. Shareholders of the Fund on the Record Date will be entitled to one (1) vote for each full share held. As of the Record Date, the Fund had 6,313,344.539 shares outstanding.

All proxies solicited by the Board that are properly executed and received by the Fund’s Secretary before the Meeting will be voted at the Meeting in accordance with the shareholders’ instructions. A shareholder may revoke the accompanying proxy at any time before the vote by notifying the Fund of revocation in writing at the address shown above, delivering to the Secretary a duly executed proxy bearing a later date, or attending the Meeting and voting in person.

The Board of Directors of the Fund unanimously recommends a vote “FOR” the election of all seven (7) nominees for Directors of the Fund.  If no instructions are specified on a signed and returned proxy, shares will be voted “FOR” the election of all seven nominees for Directors.  The proxies may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Meeting.

The presence in person or by proxy of not less than one-third of the shares entitled to vote on the Record Date constitutes a quorum.  Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund as inspectors of election for the Meeting. For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

If a quorum is not present or represented at the Meeting, the persons named as proxies may propose adjournments of the Meeting for a reasonable period or periods of time to permit further solicitation of proxies. In addition, the persons named as proxies may propose one or more adjournments if they determine such action is advisable. In the event of an adjournment, no additional notice is required other than announcement at the Meeting. With respect to any proposal, the persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal, and will vote against any such adjournment those proxies required to be voted against the proposal.

The Board is seeking approval of the election of seven (7) existing Directors of the Fund.  The election of Directors requires a plurality of the votes cast at the Meeting, in person or by proxy, by the holders of shares entitled to vote in the election.

Abstentions do not constitute a vote “for” or “against” a matter and will be disregarded in determining the “votes cast” on an issue.  Broker “non-votes” will be treated the same as abstentions. In the election of directors, the nominees receiving the highest number of votes cast at the Meeting will be elected.  The withholding of voting authority with respect to the election of a director means that the shares withheld will not be counted towards the election.

A complete list of shareholders of the Fund entitled to vote at the Meeting will be available and open for examination by any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours beginning September 15, 2009, at the office of the Fund, 150 Broadhollow Road, Suite PH2, Melville, New York, 11747.

The Fund prepares and mails to its shareholders financial reports on a semi-annual basis. You may obtain a copy, without charge, of the Fund’s Annual Report for its fiscal year ended December 31, 2008, by writing to the Fund at the address above or by calling toll-free 1-800-423-8383.

INTRODUCTION

The Fund is a New York corporation. New York Business Corporation Law and the Fund’s by-laws each require that the Fund hold an annual meeting of shareholders for the election of directors and the transaction of other business.  Historically, this annual meeting has been held in September of each year.  The Fund’s most recent meeting of shareholders was a Special Meeting of Shareholders held on April 18, 2008 in lieu of the Fund’s annual meeting in 2008.

PROPOSAL NO. 1: To elect seven (7) Directors to serve for the ensuing year.

At the annual meeting, shareholders of the Fund will be asked to re-elect each of the seven individuals who currently serve on the Fund’s Board. Each such individual has been nominated for re-election by the Board. If re-elected, each individual will serve until the next annual meeting of shareholders and until their successors are elected and qualified; each such individual has agreed to serve if elected. However, if any nominee should become unavailable for election due to events not currently known or anticipated, the persons named as proxies will vote for such other nominees as the current Board’s Nominating Committee may recommend.

The name, age and address of the Director nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. Maurice L. Schoenwald, David J. Schoenwald and Murray D. Rosenblith are considered “interested persons” of the Fund, as that term is defined in the Investment Company Act of 1940 (the “1940 Act”) (i.e., “Interested Directors”).  The remaining Director nominees are considered to be Directors who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (i.e., “Independent Directors”).  The persons named as proxies will vote for the election of all of the individuals listed below unless authority to vote for any or all of the nominees is withheld in the proxy.

DIRECTOR NOMINEES

Name, Address and Birth Date	Position(s) Held with the Fund	Term of Office and Length of Time Served [1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex To Be Overseen by Nominee[2]	Other Directorships Held by Nominee[3]
Interested Director Nominees:
Maurice L. Schoenwald* DOB: 3/30/1920	Founder, Director, Vice President and Secretary	1982 to present	Founder, Secretary and Vice President, Accrued Equities, Inc.**; Formerly, Chairperson of the Board of the Fund (1982 to 2008).	1	None
David J. Schoenwald* DOB: 9/2/1949	Founder, Director, President, Treasurer and Chairperson of the Board	Director, President and Treasurer since 1982; Chairperson of the Board, 2008 to present	President, Accrued Equities, Inc.**	1	None
Murray D. Rosenblith* DOB: 3/6/1951	Director	2003 to present	Administrator, Accrued Equities, Inc. (2008 to present); Formerly, Executive Director, A.J. Muste Memorial Institute, an organization concerned with exploration of the link between non-violence and social change (1985 to 2008).	1	None
Independent Director Nominees:
Sharon Reier DOB: 11/21/1946	Director and Vice-Chairperson of the Board	Director since 1982; Vice-Chairperson 2008 to present	Freelance Journalist; formerly Financial Journalist, International Herald Tribune since 1995; former contributor to Business Week International; former regional editor, Financial World; former editor, Boardroom Reports; former contributing editor, Institutional Investor; former staff, Forbes and American Banker.	1	None
Preston V. Pumphrey DOB: 2/25/1935	Director and Audit Committee Chairperson	2003 to present	Registered Principal, C.E. Gaye & Sons Securities, Ltd. (July 2008 to present); FINRA Dispute Resolution Board of Arbitrators (June 2002 to present); Formerly, Adjunct Professor of Finance, C.W. Post College.	1	None
Susan Hickey DOB: 4/4/1952	Director and Audit Committee Member	2005 to present	Accounting Software Developer, Accountants World (formerly Micro Vision Software, Inc.); Former IRS Tax Return Auditor; BA International Affairs, Stonehill College, North Easton, MA.	1	None

Name, Address and Birth Date	Position(s) Held with the Fund	Term of Office and Length of Time Served [1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex To Be Overseen by Nominee[2]	Other Directorships Held by Nominee[3]
Jonathan D. Beard DOB: 1/4/1948	Director	2005 to present	Self-employed Freelance Journalist for various American and European Science Magazines; Lifetime Member, Sierra Club and New York-New Jersey Trails Conference; Graduate of Columbia University 1970.	1	None

[1]
Each Director holds office until the next annual meeting of shareholders at which Directors are elected following his or her election or appointment and until his or her successor has been elected and qualified.

[2]	Currently, there is only one portfolio and no fund complex.

[3]
Includes directorships of companies required to report to the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the 1940 Act.

*
“Interested person”, as defined in Section 2(a)(19) of the 1940 Act.  Maurice L. Schoenwald is Secretary and Vice President and minority shareholder of Accrued Equities, Inc., the Fund’s investment adviser. David J. Schoenwald is majority shareholder and President of Accrued Equities, Inc.  Maurice L. Schoenwald and David J. Schoenwald are father and son.  Murray D. Rosenblith is considered an “interested person” as a result of his employment with Accrued Equities, Inc.

**
Maurice L. Schoenwald and David J. Schoenwald have no present enterprise, employment, position or commercial investment activity except for their positions with Accrued Equities, Inc., the Fund’s investment adviser and Sub-Distributor.  At the present time, Accrued Equities, Inc. provides services only to the Fund.   David J. Schoenwald is licensed to practice law in New York and is President and sole shareholder of Schoenwald and Schoenwald, P.C.

Board of Directors and Committees

The Board of Directors has established an Audit Committee, Executive Committee and Nominating Committee.  The full Board met four times during the fiscal year ended December 31, 2008.  Each Director attended 75% or more of the respective meetings of the full Board and of any committees of which he/she was a member that were held during the fiscal year ended December 31, 2008.  The Independent Directors authorize policy changes, nominate new independent board members, review agreements with the Funds investment adviser and underwriter, review financial information and reports, review shareholder correspondence, review agreements and review performance and ethical compliance.

Audit Committee.  The Audit Committee currently consists of two members, both of whom are Independent Directors.  The two members of the Audit Committee are Ms. Hickey and Mr. Pumphrey.  Mr. Pumphrey also serves as the Audit Committee Chairperson.  During the fiscal year ended December 31, 2008, the Audit Committee had a third member, Murray D. Rosenblith.  Mr. Rosenblith resigned from the Audit Committee when he became an Interested Director.  Mr. Rosenblith’s resignation from the Audit Committee was not based upon any disagreement with the other members of the Audit Committee or Fund management.  The Audit Committee generally oversees the Fund’s accounting and financial reporting process and operates pursuant to its adopted Audit Committee Charter.  Among its responsibilities, the Audit Committee annually determines the engagement and compensation of the Fund’s Independent Registered Public Accountant, reviews and approves the audit and non-audit services performed by the Independent Registered Public Accountant, evaluates the adequacy of the Fund’s internal financial and disclosure controls, oversees the audit process and reviews with the Independent Registered Public Accountants the scope and results of the audit of the Fund’s financial statements.  The Audit Committee also meets with the Fund’s Chief Compliance Officer and representatives of the Fund’s service providers.  The Audit Committee held two formal meetings during the fiscal year ended December 31, 2008.  The Audit Committee is responsible for pre-approving all audit and permissible non-audit services to be provided to the Fund by its Independent Registered Public Accounting firm.  The Audit Committee has not adopted a policy to approve permissible non-audit services of a certain dollar amount to be provided by an Independent Registered Public Accounting firm.  Non-audit fees billed to Accrued Equities, Inc. were $0 and $2,000 in 2008 and 2007, respectively.

Nominating Committee.  The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership. The current members of the Nominating Committee are the four Independent Directors.  The Nominating Committee has not established a formal charter.  When evaluating individuals for recommendation for Board membership, the Nominating Committee considers the candidate’s knowledge of the mutual fund industry, educational background and experience and the extent to which such experience and background would complement the Board’s existing mix of skills and qualifications. The Nominating Committee also considers the candidates reputation for high ethical standards and the ability to contribute to ongoing functions of the Board, including the candidates ability and commitment to attend board meetings and work collaboratively with other members of the Board.  A candidate’s interest in the environment and alternate energy will also be considered.  The Board of Directors has not established formal policies with respect to shareholder nominations to the Board of Directors.  Recommendations for consideration by the Independent Directors should be sent to the Secretary of the Fund in writing together with the appropriate biographical information concerning each such proposed nominee; submissions must be received by the Secretary at the principal executive office of the Fund. The Nominating Committee did not meet formally during the fiscal year ended December 31, 2008.

Executive Committee.  The Executive Committee, consisting of Maurice L. Schoenwald and David J. Schoenwald, informally consults with the Directors and manages administrative matters. There is no formal Executive Committee Charter. The Executive Committee did not meet formally during the fiscal year ended December 31, 2008.

Independent Director Compensation

Each Independent Director receives an annual fee of $3,500 for their services as Independent Directors of the Fund.  Each member of the Audit Committee receives an additional $500 annual fee and Mr. Pumphrey, the Audit Committee Chairperson, receives an additional fee of $500.  As Vice-Chairperson of the Fund, Ms. Reier receives an additional fee of $1,000.  The Independent Directors also receive reimbursement of “coach” travel expenses to attend Board Meetings. The Interested Directors of the Fund do not receive compensation from the Fund for their services.  Interested Directors of the Fund are paid for their services by Accrued Equities, Inc., the Fund’s investment adviser.

The table below shows, for each Director entitled to receive compensation from the Fund, the compensation earned from the Fund for the fiscal year ended December 31, 2008.

Independent Director	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of the Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund
Sharon Reier	$4,500	0	0	$4,500
Preston V. Pumphrey	$4,500	0	0	$4,500
Murray D. Rosenblith*	$4,000	0	0	$4,000
Susan Hickey	$4,000	0	0	$4,000
Jonathan D. Beard	$3,500	0	0	$3,500

*
Mr. Rosenblith was an Independent Director and received compensation from the Fund during the fiscal year ended December 31, 2008.  Mr. Rosenblith is currently considered an “interested person” as a result of his employment with Accrued Equities, Inc. and is no longer entitled to receive compensation from the Fund.

Director Ownership of Fund Shares

The following table shows the dollar range of equity securities beneficially owned in the Fund by each Director as of the Record Date:

Independent Directors
Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen by the Director
Sharon Reier	$10,001 - $50,000	$10,001 - $50,000
Preston V. Pumphrey	$10,001 - $50,000	$10,001 - $50,000
Susan Hickey	$1 - $10,000	$1 - $10,000
Jonathan D. Beard	$50,001 - $100,000	$50,001 - $100,000

Interested Directors
Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen by the Director
Maurice L. Schoenwald	Over $100,000	Over $100,000
David J. Schoenwald	Over $100,000	Over $100,000
Murray D. Rosenblith	$10,001 - $50,000	$10,001 - $50,000

As of December 31, 2008, none of the Directors, other than Maurice and David Schoenwald, nor any of their immediate family members, owned beneficially or of record, any securities in Accrued Equities, Inc., or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Accrued Equities, Inc. The Directors and officers as a group owned beneficially less than 1% of the outstanding shares of the Fund as of the Record Date.

The Board recommends that you vote “FOR” the election of each Director nominee.

Other Matters

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders properly arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment and in the interests of the Fund.

OTHER INFORMATION

Information Concerning the Fund’s Independent Registered Public Accounting Firm

The Directors of the Fund have selected the firm of Briggs, Bunting & Dougherty, LLP (“Briggs Bunting”), an independent registered public accounting firm, to examine the financial statements of the Fund for the fiscal year ending December 31, 2009. The Fund knows of no direct or indirect financial interest of such firm in the Fund.

Briggs Bunting’s selection as independent registered public accounting firm is not being submitted to the shareholders at this Meeting for ratification because such ratification is not required.  Rule 32a-4 under the 1940 Act exempts the Fund from such ratification; provided that, the Fund has an Audit Committee composed solely of Independent Directors that has responsibility for overseeing the Fund’s accounting and auditing process, and the Fund adopts and maintains an Audit Committee Charter.

Briggs Bunting will perform an annual audit of the Fund’s financial statements and provide other accounting and tax services to the Fund for the fiscal year ending December 31, 2009.  It is expected that representatives of Briggs Bunting will be available at the meeting by telephone and will have the opportunity to make a statement if they desire to do so; they will also be available to respond to appropriate questions.

Set forth below are the fees billed to the Fund by Briggs Bunting for professional services rendered to the Fund for fiscal years ending December 31, 2008 and December 31, 2007.

Audit Fees.  Aggregate fees billed by Briggs Bunting for professional services rendered for auditing the Fund’s financial statements for the fiscal years ended December 31, 2008 and December 31, 2007 were $18,750 and $18,000, respectively.

Audit-Related Fees.  The Fund did not pay any audit-related fees for the fiscal years ending December 31, 2008 and December 31, 2007 that are not reported above.

Tax Fees.  Aggregate fees billed by Briggs Bunting for tax services for the Fund’s fiscal years ended December 31, 2008 and December 31, 2007 were $2,000 and $0, respectively.

All Other Fees. For the fiscal years ended December 31, 2008 and December 31, 2007, Briggs Bunting did not bill the Fund for any other products and services other than the services reported above.

Report of the Audit Committee.  The Fund’s Audit Committee Charter requires that annually the Audit Committee prepare and file a statement for inclusion in the Fund’s proxy materials.  The Audit Committee has reviewed and discussed the audited financial statements for 2008 with management.  Additionally, the Audit Committee has reviewed with the independent registered public accountants for the Fund those matters which are required to be discussed by Statement on Auditing Standards No. 61 “Communications with Audit Committees.” The Audit Committee has also received the written disclosures and the letter from Briggs Bunting required by Rule 3526 of the Public Company Accounting Oversight Board on Independence Discussions with Audit Committees, as may be modified or supplemented from time to time, and has reviewed Briggs Bunting’s independence. Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Fund’s annual report to shareholders.

General.  The expense of printing and mailing this Proxy Statement and proxy card will be borne by the Fund. In order to obtain the necessary quorum at the meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

Privacy Notice. The Fund has never disclosed matters concerning the business of its shareholders to brokers, insurance companies, other funds or anyone, except as listed below and does not intend to do so. Exceptions: (i) a Government authority, as required; (ii) the Fund’s transfer agent (our bookkeepers to the extent required to perform their duties); (iii) persons that our shareholders authorize us to give information; and (iv) legal demand such as a subpoena.

Control Persons and Principal Holders of Fund Shares.  Listed in the table below are shareholders deemed to be control persons or principal owners of the Fund, as defined in the 1940 Act. Control persons are presumed to control the Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of the outstanding voting securities of the Fund.  Principal holders own of record or beneficially 5% or more of the Fund’s outstanding voting securities.  As of the Record Date, the following persons owned beneficially more than 5% of the outstanding voting shares of the Fund:
Shareholder Name and Address	No. of Shares	% of Fund
Donaldson Lufkin Jenrette Securities Corporation Mutual Funds 5th Floor PO Box 2052 Jersey City, NJ 07303-2052	860,142.779	13.63%

Solicitation of Proxies.   Solicitation will be primarily by mail, but officers of the Fund or regular employees of Accrued Equities, Inc., without compensation, or an outside solicitation firm also may solicit by telephone or personal contact.

Adviser.   Accrued Equities, Inc. serves as the Fund’s investment adviser. The Adviser’s principal offices are located at 150 Broadhollow Road, Suite PH2, Melville, NY  11747.  The Adviser is responsible for the management of the Fund, subject to oversight by the Board.

Administrator and Distributor.  PNC Global Investment Servicing (U.S.) Inc., with its offices at 760 Moore Road, King of Prussia, Pennsylvania 19406 serves as Administrator of the Fund and provides regulatory administration services to the Fund.  PFPC Distributors, Inc., with its principal offices at 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the principal underwriter of the Fund’s shares.  Accrued Equities, Inc. serves as an underwriter (but not a principal underwriter) of the shares of the Fund pursuant to a Sub-Distribution Agreement with PFPC Distributors, Inc.

Shareholder Communications. Shareholders should forward correspondences by U.S. mail or other courier service to the Secretary of the Fund.  Correspondences addressed to the Board will be forwarded to each Director, and correspondences addressed to a particular Director will be forwarded to that Director.

Delivery of Proxy Statement.  The SEC has adopted rules that permit investment companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders.  This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.  If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your placement agent or direct a written request to New Alternatives Fund, Inc., 150 Broadhollow Road, Suite PH2, Melville, NY 11747 or by calling toll-free 1-800-423-8383.  Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact the Fund directly.

Proposals of Shareholders.  Proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders of the Fund must be received by the Fund for inclusion in its proxy statement and form of proxy relating to that meeting by April 1, 2010.  The inclusion of any such proposals is subject to limitations under applicable federal and state laws.

Dated: August 17, 2009	By Order of the Board of Directors
Melville, New York	Maurice L. Schoenwald, Secretary

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED.

A SELF-ADDRESSED, POSTAGE-PAID ENVELOP IS ENCLOSED FOR YOUR CONVENIENCE.

{THIS IS YOUR BALLOT FORM - PLEASE COMPLETE, SIGN AND RETURN}
____________________________________________________

NEW ALTERNATIVES FUND, INC.
150 Broadhollow Road
Suite PH2
Melville, New York  11747

Proxy for Annual Meeting of Shareholders

September 25, 2009

The undersigned hereby constitutes and appoints Maurice L. Schoenwald and David J. Schoenwald, or any of them, with power of substitution and re-substitution, as proxies to appear and vote all of the shares of common stock standing in the name of the undersigned on the record date at the Annual Meeting of Shareholders of New Alternatives Fund, Inc. (the “Fund”) to be held at 150 Broadhollow Road, Suite PH2, Melville, NY 11747, on the 25th day of September, 2009 at 3:00 p.m. Eastern time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card.

The undersigned hereby revokes any prior proxy to vote at such Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement dated August 17, 2009.

Every properly signed proxy will be voted in the manner specified below and in the absence of specification, will be treated as granting authority to vote “FOR” each proposal.

NOTE: It has been a custom for many shareholders to include a note with the return of the Proxy Card commenting on our investments or any other matter relevant to the Fund. We read all such notes with great interest and discuss them at the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.

Dated _________________ 2009

______________________________
SIGNATURE

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE.  WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN.  PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON EACH PROPOSAL AS MARKED.  IF NOT MARKED, THE PROXIES WILL VOTE “FOR” PROPOSAL NO. 1 AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING.  IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF DIRECTORS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

This proxy will be voted as specified below with respect to the action taken on the following proposals:

Proposal No. 1.                                Election of Directors.

(01) Maurice L. Schoenwald     (02) David J. Schoenwald
(03) Murray D. Rosenblith        (04) Sharon Reier                  (05) Preston V. Pumphrey
(06) Susan Hickey                      (07) Jonathan D. Beard

Instructions: To withhold authority to vote any nominee(s), write the number of the nominee(s) on the line below.

FOR all the nominees.	________

WITHHOLD AUTHORITY to vote for all of the nominees.	________

FOR all the nominees, except those whose names are stricken out by striking
a line through the nominee(s) name.	________

In their discretion, the proxies are authorized to transact such other business as may properly come before the Meeting or any adjournments thereof.